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                                                                  EXHIBIT 10.35b



                                                                  CONFORMED COPY



                                 AMENDMENT NO. 2
                                  AND WAIVER OF
                           REVOLVING CREDIT AGREEMENT
                  AND AMENDMENT NO. 1 OF SUBSIDIARY GUARANTIES


     AMENDMENT AND WAIVER dated as of November 15, 1999 of the $100,000,000 Revolving Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "REVOLVING CREDIT AGREEMENT") among AMSC ACQUISITION COMPANY, INC. (the "BORROWER"), AMERICAN MOBILE SATELLITE CORPORATION (the "PARENT GUARANTOR"), the BANKS party thereto (the "BANKS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "DOCUMENTATION AGENT"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "ADMINISTRATIVE AGENT"), and AMENDMENT dated as of November 15, 1999 of the Subsidiary Guaranties dated as of March 31, 1998 (each, a "SUBSIDIARY GUARANTY") for the benefit of the Administrative Agent by AMERICAN MOBILE SATELLITE SALES CORPORATION, AMSC SUBSIDIARY CORPORATION, MOTOROLA ARDIS ACQUISITION, INC., MOTOROLA ARDIS, INC., RADIO DATA NETWORK HOLDING CORPORATION, ARDIS COMPANY, ARDIS HOLDING COMPANY and AMSC SALES CORPORATION, LTD. (each, a "SUBSIDIARY GUARANTOR", and, collectively, the "SUBSIDIARY GUARANTORS") (such Amendment and Waiver and such Amendment, collectively, the "AMENDMENT").

     The undersigned parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Revolving Credit Agreement or a Subsidiary Guaranty has the meaning assigned to such term in the Revolving Credit Agreement or such Subsidiary Guaranty. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" or "this Guaranty" and each other similar reference contained in the Revolving Credit Agreement or a Subsidiary Guaranty shall, after this Amendment becomes effective, refer to the Revolving Credit Agreement or such Subsidiary Guaranty as amended hereby.


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     SECTION 2.  Mandatory Termination and Reduction of Commitments.
Section 2.09(c)(i) of the Revolving Credit Agreement is amended by adding the following immediately before the expression "; and":

     , provided that with respect to Reduction Events described in clause (ii) of the definition thereof, if the Commitment reduction that would otherwise be required in respect of any such Reduction Event is less than or exceeds an integral multiple of $1,000,000, the Commitment reduction in respect of such lesser amount or such excess shall be deferred until the aggregate amount of deferred reductions equals or exceeds $1,000,000

     SECTION 3.  Exceptions to Requirement to Preserve Corporate Existence.
Section 5.04 of the Revolving Credit Agreement is amended by inserting prior to the expression ", respectively" the parenthetical phrase "(except as otherwise permitted pursuant to Section 5.16(j) or (k))".

     SECTION 4. Waiver of Section 2.09(c)(i) of the Revolving Credit Agreement. The Banks hereby waive compliance with Section 2.09(c)(i) of the Revolving Credit Agreement as in effect prior to the Amendment Effective Date, so long as the Parent Guarantor and the Borrower have at all times been in compliance with
Section 2.09(c)(i) of the Revolving Credit Agreement as in effect on the Amendment Effective Date.

     SECTION 5. Amendment of Subsidiary Guaranties. Exhibit E to the Revolving Credit Agreement and each Subsidiary Guaranty is amended by adding the following immediately after paragraph 22 thereof:

     23. Upon the liquidation, merger, consolidation, combination or transfer of all of the assets of any Guarantor permitted pursuant to Section 5.16(j) or
     (k) of the Revolving Credit Agreement with the result that such Guarantor ceases to exist, such Guarantor shall automatically be released from all of its obligations hereunder. Such release shall not require the consent of the Administrative Agent or any Bank, and the Administrative Agent shall be fully protected in relying on a certificate of the Borrower as to whether any such event has occurred.

     SECTION 6. Representations of Borrower and Parent Guarantor. Each of the Borrower and the Parent Guarantor represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties set forth in
Article 4 of the Revolving Credit Agreement shall be true on and as of the Amendment Effective Date and (ii) no Default shall have occurred and be continuing on such date.

                                       2

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     SECTION 7.  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 9. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, the Parent Guarantor, Hughes, SingTel, Baron Capital, the Subsidiary Guarantors, the Administrative Agent and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

     SECTION 10. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

                                       3

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.




                                            AMSC ACQUISITION COMPANY, INC.


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer




                                            AMERICAN MOBILE SATELLITE
                                             CORPORATION


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer




                                            AMERICAN MOBILE SATELLITE SALES
                                             CORPORATION


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer




                                            AMSC SUBSIDIARY CORPORATION


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer




                                            MOTOROLA ARDIS ACQUISITION, INC.


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer


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                                            MOTOROLA ARDIS, INC.


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer




                                            RADIO DATA NETWORK HOLDING
                                             CORPORATION


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer




                                            ARDIS COMPANY


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer




                                            ARDIS HOLDING COMPANY


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer




                                            AMSC SALES CORPORATION, LTD.


                                            By: /s/ RICHARD J. BURNHEIMER
                                            ------------------------------------
                                            Title: Vice President and Treasurer


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                                            TORONTO DOMINION (TEXAS), INC., as
                                             Administrative Agent and Bank


                                            By: /s/ WARREN FINLAY
                                            ------------------------------------
                                            Title: President




                                            MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK


                                            By: /s/ ROBERT BOTTAMEDI
                                            ------------------------------------
                                            Title: Vice President




                                            BANK OF AMERICA, N.A.


                                            By:
                                            ------------------------------------
                                            Title:




                                            BANCA COMMERCIALE ITALIANA LOS
                                             ANGELES FOREIGN BRANCH


                                            By: /s/ C. DOUGHERTY
                                            ------------------------------------
                                            Title: Vice President


                                            By: /s/ E. BERMANT
                                            ------------------------------------
                                            Title: FVP/Deputy Manager


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                                          BANCA DI ROMA-SAN FRANCISCO


                                          By: /s/ ERIC MAUBERT
                                          --------------------------------------
                                          Title: Assistant Vice President


                                          By: /s/ FRANCESCO BAROLO
                                          --------------------------------------
                                          Title: Senior Vice President & Manager




                                          THE CHASE MANHATTAN BANK


                                          By: /s/ TRACEY NAVIN EWING
                                          --------------------------------------
                                          Title: Vice President




                                          CITICORP USA, INC.


                                          By: /s/ WALTER L. LARSEN
                                          --------------------------------------
                                          Title: Managing Director




                                          DEUTSCHE BANK AG, NEW YORK
                                           BRANCH AND/OR CAYMAN ISLANDS
                                           BRANCH


                                          By: /s/ JOEL MAKOWSKY
                                          --------------------------------------
                                          Title: Vice President


                                          By: /s/ ANDREAS NEUMEIER
                                          --------------------------------------
                                          Title: Vice President


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                                            BANK ONE, N.A.


                                            By: /s/ STEPHANIE A. MACK
                                            ------------------------------------
                                            Title: Commercial Banking Officer




                                            SANPAOLO IMI S.P.A.


                                            By:
                                            ------------------------------------
                                            Title:


                                            By:
                                            ------------------------------------
                                            Title:

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Consented to by:




HUGHES ELECTRONICS CORPORATION


By: /s/ MARK A. McEACHEN
-----------------------------------
Title: Corporate Vice President




SINGAPORE TELECOMMUNICATIONS LTD.


By: /s/ HOH WING CHEE
-----------------------------------
Title: Vice President




BARON CAPITAL PARTNERS, L.P.,
 a Delaware limited partnership
By: BARON CAPITAL MANAGEMENT, INC.,
 a general partner


By: /s/ MORTY SCHAJA
------------------------------------
Title: Senior Vice President & COO